Exhibit 99.1

January 27, 2014
Spherix Incorporated
7927 Jones Branch Drive, Suite 3125
Tysons Corner, VA 2102

Re:           Lockup Agreement

Ladies and Gentlemen:

Spherix Incorporated (“we” or the “Company”) has filed a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Act”), in order to register for resale 2,302,615 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), including1,236,130 shares of Common Stock issuable upon conversion of shares of our Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”).  We have included in the Registration Statement, shares of Common Stock (and/or shares of Common Stock underlying shares of Series D-1 Preferred Stock) owned by you (“You” or the “Holder”) as either (i) a former shareholder of North South Holdings, Inc. (“North South”) who received shares of the Company’s Common Stock and/or Series D Preferred Stock in connection with the Company’s acquisition of North South  (the “North South Transaction”) or (ii) acquired such securities of the Company from a former shareholder of North South (any holders of securities to be registered pursuant to the Registration Statement specifically set forth on Schedule I hereto other than the Holder, the “Other Holders”, and together with the Holder, the “Holders”).  Holders of Series D-1 Preferred Stock received their shares in exchange for shares of Series D Preferred Stock issued to them in connection with the North South Transaction, on a one for one basis.  All references to Series D Preferred Stock herein will be deemed to include any shares of Series D-1 Preferred Stock issued in exchanged for such shares of Series D Preferred Stock.  In connection with the Registration Statement, we are requesting you to execute this lockup agreement (the “Lockup Agreement”).

Effective as of the Effective Time (as defined below), the Holder hereby agrees for so long as the Holder (or any of its Affiliates (as defined below)) beneficially owns such aggregate number of shares of Common Stock registered (or currently contemplated to be registered) on the Registration Statement and set forth opposite the name of the Holder in column (2) of Schedule I attached hereto (the “Holder Registered Securities”, and such aggregate number of shares of Common Stock on the Registration Statement with respect to the Holders, the “Registered Securities”), neither the holder nor any of its Affiliates, collectively, shall sell any Holder Registered Securities (whether pursuant to such Registration Statement, Rule 144 of the Securities Act of 1933, as amended, or otherwise) unless either: (i) if the Sale Price (as defined below) of the Common Stock is equal to or exceeds $6.00 (as adjusted for stock splits, stock dividends, recapitalizations or similar events) at the time of such sale, the applicable Restricted Amount does not exceed the Holder’s Above or Equal to $6.00 Pro Rata Percentage of the composite aggregate trading volume of the Common Stock as reported on Bloomberg, L.P. (the “Applicable Volume”) during the period commencing and including the trading day in which the Registration Statement is declared effective by the Securities and Exchange Commission through and including the time of such applicable sale (the “Lockup Measuring Period”) or (y) if the Sale Price of the Common Stock is less than $6.00 (as adjusted for stock splits, stock dividends, recapitalizations or similar events) at the time of such sale, the applicable Restricted Amount does not exceed the Holder’s Below $6.00 Pro Rata Percentage of the Applicable Volume during the Lockup Measuring Period.  Notwithstanding the foregoing, with respect to any such sale or transfer by the Holder on or after the Effective Time, the Company shall not remove any restrictive legends or otherwise permit (in any manner) such sale or transfer of Holder Registered Securities unless the Holder (or its Affiliate, if applicable) shall have delivered to the Company (or its agent or representative) reasonable proof of compliance by the Holder (or its Affiliate, if applicable) with the foregoing restrictions with respect to such sale or transfer.

For the purposes of this Lockup Agreement, (A) “Restricted Amount” means, as of any given time with respect to any proposed sale by the Holder (or Affiliate) the sum of (x) the aggregate number of Holder Registered Securities in such proposed sale and (y) the aggregate number of Holder Registered Securities in any sales by the Holder or any of its Affiliates that have occurred prior thereto during the Lockup Measuring Period; (B) “Affiliate” means, with respect to any specified person, (x) any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any partner, officer, director, member of such person and any fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such person or (y) if such person is a natural person, such person’s spouse, lineal descendant (including any adopted child or adopted grandchild) or other family member, or a custodian or trustee of any trust, partnership or limited liability company for the benefit of, in whole or in part, or the ownership interests of which are, directly or indirectly, controlled by, such Person or any other member or members of such person’s family, (C) “Above or Equal to $6.00 Pro Rata Percentage” means, with respect to the Holder, the percentage opposite the name of the Holder in column (3) on Schedule I attached hereto, (D) “Below $6.00 Pro Rata Percentage” means, with respect to the Holder, the percentage opposite the name of the Holder in column (4) on Schedule I attached hereto and (E) “Sale Price” means, with respect to any security, the sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P. as of such time of determination, or if the foregoing does not apply, the sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P.  as of such time of determination, or, if no sale price is reported for such security by Bloomberg, L.P. as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC) as of such time of determination.  If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder.  All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

The Holder hereby represents and warrants that as of the Effective Time, the Holder beneficially owns at least such aggregate number of Holder Registered Securities (which, for the avoidance of doubt represents on an as converted basis, shares of Common Stock and/or shares of common Stock underlying Series D-1 Preferred Stock) as set forth in column (2) on Schedule I attached hereto (without regard to any limitations on exercise or conversion set forth in any applicable securities of the Company held by the Holder (or its Affiliates, if applicable)).  Notwithstanding anything herein to the contrary, on or after the Effective Time, the Holder may sell or transfer all, or any part, of the Holder Registered Securities to any person (an “Assignee”) without complying with (or otherwise limited by) the restrictions set forth in the second paragraph of this Lockup Agreement; provided, that an authorized signatory of the Company and such Assignee duly executes and delivers a lockup agreement in the form of this Lockup Agreement with respect to such transferred Holder Registered Securities (an “Assignee Agreement”) to the selling Holder, with a copy to each of the Other Holders.

This Lockup Agreement shall become effective as of the later of (x) the time (the “Effective Time”) that a duly authorized signatory of the Company and each of the Holders set forth in column (1) on Schedule I attached hereto (and any Assignee, if any) shall have duly executed and delivered agreements in the form of this Lockup Agreement with the Company (such agreements (other than this Lockup Agreement) and any Assignee Agreement, collectively, the “Other Lockup Agreements”) to the other party thereto, with copies to the Holder and (y) the time the Company shall have paid the Lead Investor Counsel Expenses (as defined below) to Greenberg Traurig, LLP.

So long as any Registered Securities are held by any of the Holders, the Company shall not (x) register any additional securities of the Company pursuant to the Registration Statement or change the allocation of Registered Securities among the Holders from the amounts of Registered Securities set forth in column (2) on Schedule I attached hereto or (y) amend this Lockup Agreement or any Other Lockup Agreement (as defined above), in either case, without the prior written consent of the Holders.  The Company shall institute policies and procedures to track the Applicable Volume and shall not permit any legends to be removed from any Registered Securities except in compliance with the terms of this Lockup Agreement and the Other Lockup Agreements.  The Company shall maintain a register of the Registered Securities, including the names of the Holders thereof and, with respect to each of the Holders, each date and amount of Registered Securities in which a legend has been removed, a copy of which shall be distributed to the Holder within one business day of any request to review such register by the Holder.  The Company shall enforce each Other Lockup Agreements and understands that securing the Other Lockup Agreements is a condition to this Lockup Agreement.

On or before 9:30 a.m., New York time, on the first (1st) business day following the date of this Lockup Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Lockup Agreement in the form required by the 1934 Act and attaching the form of Lockup Agreement (including all attachments, the “8-K Filing”).  From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Agreements.

Prior to the Effective Time, the Company shall pay Greenberg Traurig, LLP a non-accountable expense reimbursement of $5,000 for the costs and expenses incurred by it in connection with preparing and delivering the form of this Lockup Agreement (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) (the “Lead Investor Counsel Expenses”).

The Company further represents and warrants as of the date hereof and covenants and agrees from and after the date hereof with respect to the Registered Securities that none of the terms offered to any Other Holder with respect to this Lockup Agreement, the Other Lockup Agreements or the registration of any shares with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Modification Agreement”), is or will be more favorable to such Other Holder than those set forth in this Lockup Agreement or provided to any Other Holder.  If, and whenever on or after the date hereof, the Company desires to enter into a Modification Agreement, then (i) the Company shall provide you with notice thereof (x) at least two (2) business days prior to the consummation of such Modification Agreement and (y) upon the consummation of such Modification Agreement and (ii) upon the consummation of such Modification Agreement, the terms and conditions of this Lockup Agreement shall be, without any further action by you or the Company, automatically amended and modified in an economically and legally equivalent manner such that you shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Modification Agreement, provided that upon written notice to the Company at any time you may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Lockup Agreement or the Registered Shares (as the case may be) shall apply to you as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to you and the Registered Shares.

The undersigned Holder hereby agrees, acknowledges and confirms that to the extent the Holder executed a Lockup Agreement dated as of October 2013 (the “October Lockup Agreement”) the terms, restrictions and provisions of the October Lockup Agreement shall remain in full force and effect and shall be only supplemented, not replaced, by the terms of this Lockup Agreement.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Lockup Agreement must be in writing.

This Lockup Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties.

If the Registration Statement has not been declared effective by the Securities and Exchange Commission on or prior to February 28, 2014, this Lockup Agreement shall automatically terminate and shall be null and void.

This Lockup Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  This Lockup Agreement may be executed and accepted by facsimile signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Lockup Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Lockup Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this letter agreement, the other parties hereto would not have an adequate remedy at law for money damages in the event that this Lockup Agreement has not been performed in accordance with its terms, and therefore agrees that such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity

Very truly yours,

Anthony Hayes, CEO

Agreed and Accepted:

Holder:________________________________

By:
Name:
Title: